UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 2, 2006
PEABODY ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-16463	13-4004153
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Market Street, St. Louis, Missouri	63101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(314) 342-3400
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:
This Current Report on Form 8-K/A (Amendment No. 1) is being filed as an amendment to the Current Report on Form 8-K of Peabody Energy Corporation (“Peabody”) filed on October 2, 2006 to provide the consent of KPMG to incorporate the previously incorporated June 30, 2006 audited consolidated financial statements of Excel Coal Limited into Peabody’s active Registration Statements on Form S-8.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibit.

Exhibit
Number	Description of Exhibit

23.1	Consent of KPMG, Independent Auditors of Excel.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEABODY ENERGY CORPORATION
Date: November 10, 2006
/s/ RICHARD A. NAVARRE

Richard A. Navarre Chief Financial Officer and Executive Vice President of Corporate Development

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